SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                 August 23, 2002
                Date of Report (Date of earliest event reported)


                               ConAgra Foods, Inc.
             (Exact name of registrant as specified in its charter)

    Delaware                        1-7275                   47-0248710
(State or other                  (Commission                (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


One ConAgra Drive, Omaha, Nebraska                           68102-5001
(Address of principal executive offices)                     (Zip Code)


               Registrant's telephone number, including area code
                                 (402) 595-4000


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Item 7(c).  Exhibits.

99.1  Statement Under Oath of Principal Executive Officer

99.2  Statement Under Oath of Principal Financial Officer

Item 9.  Regulation FD Disclosure

     On August 23, 2002, each of the Principal Executive Officer, Bruce Rohde, and Principal Financial Officer, James P. O'Donnell, of ConAgra Foods, Inc., forwarded to the Securities and Exchange Commission a written statement under oath pursuant to SEC Order No. 4-460. A copy of each of these statements is attached hereto as an exhibit (99.1 and 99.2).


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONAGRA FOODS, INC.

Date:  August 23, 2002                   By:  /s/ James P. O'Donnell
                                            -------------------------------
                                            Name:  James P. O'Donnell
                                            Title: Executive Vice President,
                                                   Chief Financial Officer and
                                                   Corporate Secretary


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                                  EXHIBIT INDEX


Exhibit                    Description                               Page

99.1    Statement Under Oath of Principal Executive Officer..........

99.2    Statement Under Oath of Principal Financial Officer..........